Exhibit 10.28

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item (601)(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Amendment to LONG TERM MANUFACTURING AGREEMENT

THIS AMENDMENT (the “Amendment”), to that certain Long Term Manufacturing Agreement by and between Seres Therapeutics, Inc. and BacThera AG, dated as of November 8, 2021 (the “LTMA”), is made and entered into as of December 14, 2022 by and between Seres Therapeutics, Inc. (“Seres”), a corporation organized and existing under the laws of Delaware, having its principal place of business at 200 Sidney Street, Cambridge, MA 02139, USA; and BacThera AG, a joint venture between Chr. Hansen A/S and Capsugel Belgium NV, a Lonza Group Affiliate, (“Lonza”), having a place of business at Hochbergerstrasse 60A, 4057 Basel, Switzerland (“Bacthera”). Seres and Bacthera may be referred to herein individually as a “Party” or collectively as the “Parties.”

WHEREAS, pursuant to Section 10.2 of Exhibit 1 to the LTMA, Bacthera has proposed two adjustments to the CapEx Target (defined therein); and

WHEREAS, pursuant to Section 12.1 of Exhibit 1 to the LTMA, Bacthera has proposed certain changes to the Work (defined therein).

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.
DEFINITIONS
1.1
The definition of Product(s) in the LTMA shall be revised to “SER-109 and other products, as agreed to by both Parties”.
1.2
Capitalized terms not defined in this Amendment shall have the definition ascribed to them in the LTMA.
2.
CHANGE ORDER
2.1
Change Order. The Change Order attached hereto as Exhibit 1, totaling [***], is hereby accepted and agreed to by the Parties.
2.2
Additional Scope. Bacthera agrees to complete development of Spray Drying technologies Proof of Concept for Seres at the Hørsholm Facility [***].
3.
CapEx Target Adjustments
3.1
First Adjustment. Pursuant to Section 10.2(a)(i) of Exhibit 1 to the LTMA, the Parties hereby agree that the First Adjustment shall not exceed [***]. The Adjusted CapEx Target shall not exceed [***] including the Change Order.

3.2
Second Adjustment. Purusant to Section 10.2(a)(ii) of Exhibit 1 to the LTMA, the Parties hereby agree that the Second Adjustment shall not exceed [***](1) which is [***].
4.
FINAL CAPEX AMOUNT
4.1
Final CapEx Amount. The Parties agree that following the adjustments to the CapEx Target and the Change Order, the Final CapEx Amount shall not exceed [***](2).
4.2
Reductions. Consistent with Section 10.2 of Exhibit 1 to the LTMA, Bacthera will [***].
5.
Milestone payments
5.1
The table in Section 11.1(a) of Exhibit 1 to the LTMA is hereby replaced with the following:

Milestone	Milestone Payment (CapEx Target)
Contract Signature	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

6.
Budget Updates
6.1
[***].
7.
MISCELLANEOUS
7.1
Counterparts. This Amendment may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party but all such counterparts taken together will constitute one and the same agreement.

[Signature page follows]

In Witness Whereof, the Parties have caused this Agreement to be executed by their respective duly authorized officers as of the Effective Date, each copy of which will for all purposes be deemed to be an original.

SIGNED BY: For and on behalf of Seres Therapeutics, Inc. /s/ Eric D. Shaff Name Eric D. Shaff Title President, CEO Date December 17, 2022 | 1:11PM PST
SIGNED BY: For and on behalf of BacThera AG /s/ [***] Name [***] Title [***] Date December 20, 2022	SIGNED BY: For and on behalf of BacThera AG /s/ [***] Name [***] Title [***] Date December 20, 2022

Exhibit 1

Change Order

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